Principal Accounting Policies - Summary of Balance Sheet Amounts and Balances of the Consolidated Trusts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
ASSETS
Loans receivable, net	¥ 1,777,667	$ 278,955	¥ 1,313,957
Prepaid expenses and other assets	1,099,607	172,550	456,802
TOTAL ASSETS	34,398,435	5,397,864	25,133,356
LIABILITIES
Payable to investors of the consolidated trusts	0	0	31,400
Other tax payable	894,592	140,381	446,839
TOTAL LIABILITIES	2,869,549	$ 450,295	2,081,130
Consolidated Trusts [Member]
ASSETS
Restricted cash	3,509		48,702
Loans receivable, net	353,509		317,022
Prepaid expenses and other assets	0		1,009
TOTAL ASSETS	357,018		366,733
LIABILITIES
Payable to investors of the consolidated trusts	0		31,400
Other tax payable	839		436
TOTAL LIABILITIES	¥ 839		¥ 31,836